                  SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

                              POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS that Richard B. Bailey, whose signature appears below, constitutes and appoints Bonnie S. Angus, David D. Horn and David N. Brown, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign a Registration Statement on Form S-6 of Sun Life of Canada (U.S.) Variable Account A (Reg. No. 2-42679), and any amendments thereto, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his substitute or substitutes, may do or cause to be done by virtue hereof.


                                       /s/ Richard B. Bailey
                                       --------------------------------------
                                           Richard B. Bailey


July 24, 1997

                  SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

                              POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS that A. Keith Brodkin, whose signature appears below, constitutes and appoints Bonnie S. Angus, David D. Horn and David N. Brown, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign a Registration Statement on Form S-6 of Sun Life of Canada (U.S.) Variable Account A (Reg. No. 2-42679), and any amendments thereto, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his substitute or substitutes, may do or cause to be done by virtue hereof.


                                       /s/ A. Keith Brodkin
                                       --------------------------------------
                                           A. Keith Brodkin


July 24, 1997

                  SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

                              POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS that M. Colyer Crum, whose signature appears below, constitutes and appoints Bonnie S. Angus, David D. Horn and David N. Brown, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign a Registration Statement on Form S-6 of Sun Life of Canada (U.S.) Variable Account A (Reg. No. 2-42679), and any amendments thereto, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his substitute or substitutes, may do or cause to be done by virtue hereof.


                                       /s/ M. Colyer Crum
                                       --------------------------------------
                                           M. Colyer Crum


July 24, 1997

                  SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

                              POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS that Angus A. MacNaughton, whose signature appears below, constitutes and appoints Bonnie S. Angus, David D. Horn and David N. Brown, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign a Registration Statement on Form S-6 of Sun Life of Canada (U.S.) Variable Account A (Reg. No. 2-42679), and any amendments thereto, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his substitute or substitutes, may do or cause to be done by virtue hereof.


                                       /s/ Angus A. MacNaughton
                                       --------------------------------------
                                           Angus A. MacNaughton


July 24, 1997

                  SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

                              POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS that John D. McNeil, whose signature appears below, constitutes and appoints Bonnie S. Angus, David D. Horn and David N. Brown, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign a Registration Statement on Form S-6 of Sun Life of Canada (U.S.) Variable Account A (Reg. No. 2-42679), and any amendments thereto, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his substitute or substitutes, may do or cause to be done by virtue hereof.


                                       /s/ John D. McNeil
                                       --------------------------------------
                                           John D. McNeil


July 24, 1997

                  SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

                              POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS that Donald A. Stewart, whose signature appears below, constitutes and appoints Bonnie S. Angus, David D. Horn and David N. Brown, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign a Registration Statement on Form S-6 of Sun Life of Canada (U.S.) Variable Account A (Reg. No. 2-42679), and any amendments thereto, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his substitute or substitutes, may do or cause to be done by virtue hereof.


                                       /s/ Donald A. Stewart
                                       --------------------------------------
                                           Donald A. Stewart


July 24, 1997

                  SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

                              POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS that David D. Horn, whose signature appears below, constitutes and appoints Bonnie S. Angus and David N. Brown, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign a Registration Statement on Form S-6 of Sun Life of Canada (U.S.) Variable Account A (Reg. No. 2-42679), and any amendments thereto, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his substitute or substitutes, may do or cause to be done by virtue hereof.

                                       /s/ David D. Horn
                                       --------------------------------------
                                           David D. Horn


July 24, 1997

                  SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

                              POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS that John S. Lane, whose signature appears below, constitutes and appoints Bonnie S. Angus, David D. Horn and David N. Brown, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign a Registration Statement on Form S-6 of Sun Life of Canada (U.S.) Variable Account A (Reg. No. 2-42679), and any amendments thereto, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his substitute or substitutes, may do or cause to be done by virtue hereof.


                                       /s/ John S. Lane
                                       --------------------------------------
                                           John S. Lane


July 24, 1997

                  SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

                              POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS that S. Caesar Raboy, whose signature appears below, constitutes and appoints Bonnie S. Angus, David D. Horn and David N. Brown, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign a Registration Statement on Form S-6 of Sun Life of Canada (U.S.) Variable Account A (Reg. No. 2-42679), and any amendments thereto, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his substitute or substitutes, may do or cause to be done by virtue hereof.


                                       /s/ S. Caesar Raboy
                                       --------------------------------------
                                           S. Caesar Raboy


July 24, 1997

                  SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

                              POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS that Robert P. Vrolyk, whose signature appears below, constitutes and appoints Bonnie S. Angus, David D. Horn and David N. Brown, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign a Registration Statement on Form S-6 of Sun Life of Canada (U.S.) Variable Account A (Reg. No. 2-42679), and any amendments thereto, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his substitute or substitutes, may do or cause to be done by virtue hereof.


                                       /s/ Robert P. Vrolyk
                                       --------------------------------------
                                           Robert P. Vrolyk


July 24, 1997